--------------------------------------------------------------------------------
MID-CAP BLEND
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Alliance Mid-Cap
Growth Fund

Annual Report
November 30, 2002

                               [GRAPHIC OMITTED]

                                        Alliance Capital [LOGO](R)
                                        The Investment Professional's Choice

                           Investment Products Offered
                           ---------------------------
                            o Are Not FDIC Insured
                            o May Lose Value
                            o Are Not Bank Guaranteed
                           ---------------------------

This shareholder report must be preceded or accompanied by the Fund's prospectus for individuals who are not current shareholders of the Fund.

Alliance Fund Distributors, Inc., the principal underwriter of the Alliance mutual funds and an affiliate of Alliance Capital Management L.P., the manager of the funds, is a member of the NASD.

                                                          ----------------------
                                                          LETTER TO SHAREHOLDERS
                                                          ----------------------

LETTER TO SHAREHOLDERS
January 20, 2003

Dear Shareholder:

This report provides information regarding the investment results and market activity for Alliance Mid-Cap Growth Fund (the "Fund") for the annual reporting period ended November 30, 2002.

Investment Objective and Policies

Alliance Mid-Cap Growth Fund is an open-end, diversified investment company that seeks long-term growth of capital and income primarily through investments in common stocks that Alliance Capital believes will appreciate in value. The Fund invests predominantly in the stocks of mid-capitalization companies. To better reflect the Fund's investment philosophy, effective February 1, 2002, the name of the Fund changed from "The Alliance Fund" to "Alliance Mid-Cap Growth Fund".

Investment Results

The following table provides the Fund's investment results for the six- and 12-month periods ended November 30, 2002. For comparison, we have also provided performance for the Fund's benchmark, the Russell MidCap Growth Index, which is a measure of mid-cap stock performance.

INVESTMENT RESULTS*
Periods Ended November 30, 2002

                                                      --------------------------
                                                              Total Returns
                                                      --------------------------
                                                      6 Months         12 Months
--------------------------------------------------------------------------------
Alliance Mid-Cap
Growth Fund
  Class A                                              -11.48%          -22.76%
--------------------------------------------------------------------------------
  Class B                                              -11.99%          -23.46%
--------------------------------------------------------------------------------
  Class C                                              -12.02%          -23.52%
--------------------------------------------------------------------------------
Russell MidCap
Growth Index                                           -14.40%          -19.80%
--------------------------------------------------------------------------------

* The Fund's investment results are total returns for the periods shown and are based on the net asset value (NAV) of each class of shares as of November 30, 2002. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. All fees and expenses related to the operation of the Fund have been deducted, but no adjustment has been made for sales charges that may apply when shares are purchased or redeemed. Total returns for Advisor Class shares will vary due to different expenses associated with this class. Past performance is no guarantee of future results.

      The unmanaged Russell MidCap Growth Index measures the performance of those Russell mid-


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                                                ALLIANCE MID-CAP GROWTH FUND o 1

----------------------
LETTER TO SHAREHOLDERS
----------------------

      cap companies with higher price-to-book ratios and higher forecasted growth values. The stocks are also members of the Russell 1000 Growth Index. An investor cannot invest directly in an index, and its results are not indicative of any specific investment, including Alliance Mid-Cap Growth Fund.

      Additional investment results appear on pages 6-9.

During the six- and 12-month periods ended November 30, 2002, the Fund's Class A shares declined 11.48% and 22.76%, respectively. On a relative basis, the Fund outperformed the Russell MidCap Growth Index's six-month decline of 14.40%, but lagged the index's 12-month period decline of 19.80%. During fiscal year 2002, the Fund benefited from its exposure to stocks in the financial services, Internet, industrial and homebuilding sectors. Detracting from performance were the Fund's technology and biotechnology holdings.

Performance Review

Although the Fund's performance was disappointing for the year as a whole, results improved meaningfully, in relative terms, during the second half of the fiscal year. This was due to an overweighted position in technology and wireless stocks. During the spring, the Fund's foray into technology stocks proved premature, but it did position the portfolio to more than participate in the rally that began after the market bottomed on October 9. During October and November, the Fund appreciated 29.60% from its September lows, 1,340 basis points more than the Russell MidCap Growth's 16.20% return.

Noteworthy performers in the financial services sector were Sallie Mae, Legg Mason, Inc. and Investor Financial Services Corp. Sallie Mae, which provides financing and services for higher education loans, continues to generate strong momentum with market share gains and improving efficiencies. Investor Financial Services, a provider of asset administration services, has been able to post strong results in the face of weak equity markets by expanding market share and further penetrating existing clients with its state of the art technology. One disappointment in the sector was Concord EFS, Inc., a consistent grower during the past four years, which stumbled this past year. Concord had to lower its guidance as transaction volume growth for its debit card network slowed and management was realigned. In light of the spate of bad news, we exited the stock.

In the Internet space, eBay, Inc. and Amazon.com, Inc., both companies profitable and growing at a blistering pace, were strong performers. eBay provides a platform for individuals and businesses to transact business in both


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2 o ALLIANCE MID-CAP GROWTH FUND

                                                          ----------------------
                                                          LETTER TO SHAREHOLDERS
                                                          ----------------------

new and used goods, in either a fixed price format or an auction. During the past six years, eBay has created an entirely new distribution arm for the global economy. Growth in its listings and sales are growing at more than a 50% rate on a year-over-year basis. Another company leveraging upon the vast Internet infrastructure that was put in place during the bubble is Amazon, the world's largest online retailer. Amazon is contributing to performance as it distances itself from its competition, leading to significant upside surprises in its revenue and earnings.

In the face of a corporate credit crunch, accounting scandals, a decline in consumer sentiment and fears of terrorism and/or a war, technology spending by corporations remained weak through the summer. Although government spending on technology increased meaningfully, corporations focused more on cost cutting and quick payback projects than on high ticket, longer-term investments. Although painful to performance for much of the year, both technology and telecommunication stocks were exceedingly oversold by the end of the summer, and they rewarded patient investors handsomely by the end of the year.

NVIDIA Corp., a leading developer of graphic chips, was a drag on performance for the year, but more than doubled in October and November. We maintained the Fund's position in NVIDIA with expectations that the company's next generation graphic chip will give it a significant technological edge over its competitors. In general, during the market's severe downturn this past summer, we added to the Fund's highest conviction technology positions, and trimmed or eliminated lower conviction names, a process which kept the Fund's technology position intact. We also added to Peoplesoft, Inc., Juniper Networks, Inc., Network Appliance, Inc., Maxim Integrated Products, Inc., Marvell Technology Group, Ltd., Nextel Communications, Inc. and Sprint Corp. (PCS Group). To fund these additions, we exited positions in which our confidence had diminished, including Intersil Corp., Emulex Corp., Fairchild Semiconductor Corp., and VERITAS Software Corp.

Biotechnology stocks participated fully in the market's swoon during the summer, but unlike technology, did not participate fully in the market's rebound during October and November. Cerus Corp., with proprietary technology geared toward improving safety of the blood supply, underperformed as did Millennium Pharmaceuticals, Inc., MedImmune, Inc., Applied Biosystems Group and Affymetrix, Inc. Offsetting some of the disappointing performance in biotechnology was a strong con-


--------------------------------------------------------------------------------
                                                ALLIANCE MID-CAP GROWTH FUND o 3

----------------------
LETTER TO SHAREHOLDERS
----------------------

tribution from drug maker Forest Laboratories, Inc. The company recently exceeded sales expectations on higher sales of Celexa, and its successor, Lexapro. Now that the Food and Drug Administration, under new leadership, is expediting new drug approvals, the outlook for both pharmaceuticals and biotechnology stocks should improve. An approval of the National Institute of Health's budget in late January or early February should also help, as should more hospitable conditions in the equity and debt markets.

Investment Strategy

In our view, high quality mid-cap growth companies, those that have survived the trauma of the past few years, will fully participate in the economic and financial market recovery that now appears to be underway. In the absence of a relapse into recession, we do not anticipate making major changes to the Fund's portfolio. Even in the event of a war in Iraq, we would be surprised to see the economy relapse since so many consumers and businesses have cut back their spending and increased saving in anticipation of tough times ahead. Given what we believe will be an economic upturn, the Fund's primary overweights remain in technology and industrials, and its underweights in consumer and health care. Due to 40-year lows in interest rates and inflation, the consumer has enjoyed a significant increase in purchasing power, leaving little in the way of pent up demand. In the health care arena, we are concerned with the seeming disarray cropping up in pricing, in the face of both political and private sector backlashes. Mean while, the collapse in technology and telecommunications stocks seems to be discounting continued recession, contrary to our outlook. Given the hand-to-mouth inventory policies in these sectors, the economic recovery that is now under way should favor those sectors hardest hit during the past three years.

Outlook

We are more optimistic than most about the outlook for the equity markets for several reasons. First, many companies in the U.S. and abroad are generating significant free cash flow but are not spending it, thereby creating pent up demand. We are starting to see the first signs of increased confidence as companies have committed some of this cash to acquisitions. Second, a healthy dose of consolidation should stabilize pricing in sectors that had expanded excessively during the late nineties, which in turn should add to corporate confidence. Third, massive fiscal and monetary stimuli such as low interest rates, rising access to capital and lower taxes, should penetrate increasing optimism and jumpstart the economy. As war or its threat dissipates, these policies will probably be more successful than most people anticipate.


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4 o ALLIANCE MID-CAP GROWTH FUND

                                                         ----------------------
                                                         LETTER TO SHAREHOLDERS
                                                         ----------------------

Thank you for your continued interest in Alliance Mid-Cap Growth Fund. We look forward to reporting to you on market activity and the Fund's investment results in the coming periods.

Sincerely,


/s/ John D. Carifa

John D. Carifa
Chairman and President


/s/ John L. Blundin

John L. Blundin
Senior Vice President


/s/ Alan E. Levi

Alan E. Levi
Vice President

[PHOTO]   John D. Carifa

[PHOTO]   John L. Blundin

[PHOTO]   Alan E. Levi

Portfolio Managers, John L. Blundin and Alan E. Levi, have 67 years of combined investment experience.


--------------------------------------------------------------------------------
                                                ALLIANCE MID-CAP GROWTH FUND o 5

------------------
PERFORMANCE UPDATE
------------------

PERFORMANCE UPDATE

ALLIANCE MID-CAP GROWTH FUND
GROWTH OF A $10,000 INVESTMENT
11/30/92 TO 11/30/02

[THE FOLLOWING TABLE WAS DEPICTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL.]


            Alliance Mid-Cap Growth Fund           Russell MidCap Growth Index
11/30/92                 9579                                10000
11/30/93                10930                                10895
11/30/94                10796                                10934
11/30/95                14884                                14846
11/30/96                17338                                17749
11/30/97                22856                                21107
11/30/98                20918                                22839
11/30/99                28316                                32504
11/30/00                23861                                31968
11/30/01                20607                                25886
11/30/02                15917                                20761


Russell MidCap Growth Index: $20,761
Alliance Mid-Cap Growth Fund Class A: $15,917

This chart illustrates the total value of an assumed $10,000 investment in Alliance Mid-Cap Growth Fund Class A shares (from 11/30/92 to 11/30/02) as compared to the performance of an appropriate broad-based index. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The chart reflects the deduction of the maximum 4.25% sales charge from the initial $10,000 investment in the Fund and assumes the reinvestment of dividends and capital gains. Performance for Class B, Class C and Advisor Class shares will vary from the results shown above due to differences in expenses charged to these classes. Past performance is not indicative of future results, and is not representative of future gain or loss in capital value or dividend income.

The unmanaged Russell MidCap Growth Index measures the performance of those Russell mid-cap companies with higher price-to-book ratios and higher forecasted growth values. The stocks are also members of the Russell 1000 Growth Index.

When comparing Alliance Mid-Cap Growth Fund to the index shown above, you should note that no charges or expenses are reflected in the performance of the indices. An investor cannot invest directly in an index, and its results are not indicative of any specific investment, including Alliance Mid-Cap Growth Fund.


--------------------------------------------------------------------------------
6 o ALLIANCE MID-CAP GROWTH FUND

                                                              ------------------
                                                              PERFORMANCE UPDATE
                                                              ------------------

PERFORMANCE UPDATE

ALLIANCE MID-CAP GROWTH FUND
HISTORY OF RETURNS
YEARLY PERIODS ENDED 11/30

                              [BAR CHART OMITTED]

            Alliance Mid-Cap Growth Fund--Yearly Periods Ended 11/30
--------------------------------------------------------------------------------
                               Alliance Mid-Cap           Russell MidCap
                                 Growth Fund               Growth Index
--------------------------------------------------------------------------------
      11/30/93                      14.10%                     8.95%
      11/30/94                      -1.23%                     0.35%
      11/30/95                      37.87%                    35.78%
      11/30/96                      16.49%                    19.55%
      11/30/97                      31.82%                    18.92%
      11/30/98                      -8.48%                     8.21%
      11/30/99                      35.37%                    42.32%
      11/30/00                     -15.73%                    -1.65%
      11/30/01                     -13.64%                   -19.02%
      11/30/02                     -22.76%                   -19.80%

Past performance is no guarantee of future results. The Fund's investment results represent total returns for Class A shares and are based on the net asset value (NAV). Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for Class B, Class C and Advisor Class shares will vary due to different expenses associated with these classes. All fees and expenses related to the operation of the Fund have been deducted, but no adjustment has been made for sales charges that may apply when shares are purchased or redeemed. Returns for the Fund include the reinvestment of any distributions paid during each period.

The unmanaged Russell MidCap Growth Index measures the performance of those Russell mid cap companies with higher price-to-book ratios and higher forecasted growth values. The stocks are also members of the Russell 1000 Growth Index.

An investor cannot invest directly in an index, and its results are not indicative of any specific investment, including Alliance Mid-Cap Growth Fund.


--------------------------------------------------------------------------------
                                                ALLIANCE MID-CAP GROWTH FUND o 7

-----------------
PORTFOLIO SUMMARY
-----------------

PORTFOLIO SUMMARY
November 30, 2002

INCEPTION DATES               PORTFOLIO STATISTICS

Class A Shares                Net Assets ($mil): $534.6
7/7/38                        Average Market Capitalization ($mil): $5,949
Class B Shares
3/4/91
Class C Shares
5/3/93

SECTOR BREAKDOWN

 32.6% Technology
 19.4% Health Care
 16.8% Consumer Services
  8.3% Finance
  6.6% Capital Goods                           [PIE CHART]
  5.2% Consumer Manufacturing
  3.0% Energy
  2.2% Consumer Staples
  1.9% Basic Industry
  1.7% Aerospace & Defense
  1.5% Multi-Industry Companies
  0.8% Utilities

HOLDING TYPE

100.0% Equities                                [PIE CHART]

All data as of November 30, 2002. The Fund's sector and holding type breakdowns are expressed as a percentage of total investments and may vary over time.


--------------------------------------------------------------------------------
8 o ALLIANCE MID-CAP GROWTH FUND

                                                              ------------------
                                                              INVESTMENT RESULTS
                                                              ------------------

INVESTMENT RESULTS

AVERAGE ANNUAL TOTAL RETURNS AS OF NOVEMBER 30, 2002

Class A Shares
--------------------------------------------------------------------------------
                                Without Sales Charge           With Sales Charge
                  1 Year              -22.76%                      -26.00%
                 5 Years               -6.98%                       -7.79%
                10 Years                5.21%                        4.76%

Class B Shares
--------------------------------------------------------------------------------
                                Without Sales Charge           With Sales Charge
                  1 Year              -23.46%                      -26.52%
                 5 Years               -7.78%                       -7.78%
                10 Years(a)             4.49%                        4.49%

Class C Shares
--------------------------------------------------------------------------------
                                Without Sales Charge           With Sales Charge
                  1 Year              -23.52%                      -24.28%
                 5 Years               -7.86%                       -7.86%
         Since Inception*               4.32%                        4.32%

SEC AVERAGE ANNUAL TOTAL RETURNS (WITH SALES CHARGES)
AS OF THE MOST RECENT QUARTER-END (DECEMBER 31, 2002)

                                  Class A           Class B           Class C
--------------------------------------------------------------------------------
               1 Year             -35.62%           -36.08%           -34.15%
              5 Years             -10.39%           -10.37%           -10.45%
             10 Years               3.33%             3.09%(a)           N/A
      Since Inception*              9.85%             4.94%(a)          3.02%

The Fund's investment results represent average annual total returns. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns reflect reinvestment of dividends and/or capital gains distributions in additional shares without and with the effect of the 4.25% maximum front-end sales charge for Class A or applicable contingent deferred sales charge for Class B (4% year 1, 3% year 2, 2% year 3, 1% year 4); and for Class C shares (1% year 1). Returns for Class A shares do not reflect the imposition of the 1 year, 1% contingent deferred sales charge for accounts over $1,000,000. Total returns for Advisor Class shares will vary due to different expenses associated with this class.

The Fund can invest in foreign securities which may magnify fluctuations due to changes in foreign exchange rates and the possibility of substantial volatility due to political and economic uncertainties in foreign countries.

Past performance does not guarantee future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

*     Since inception: 7/7/38 Class A; 3/4/91 Class B; 5/3/93 Class C.
(a) Assumes conversion of Class B shares into Class A shares after 8 years. N/A: Not applicable.


--------------------------------------------------------------------------------
                                                ALLIANCE MID-CAP GROWTH FUND o 9

--------------------
TEN LARGEST HOLDINGS
--------------------

TEN LARGEST HOLDINGS
November 30, 2002

                                                                      Percent of
Company                                                    Value      Net Assets
--------------------------------------------------------------------------------
PeopleSoft, Inc.                                    $ 15,028,528            2.8%
--------------------------------------------------------------------------------
eBay, Inc.                                            14,453,437            2.7
--------------------------------------------------------------------------------
Sprint Corp. (PCS Group)                              14,324,544            2.7
--------------------------------------------------------------------------------
Juniper Networks, Inc.                                13,945,245            2.6
--------------------------------------------------------------------------------
NVIDIA Corp.                                          13,505,806            2.5
--------------------------------------------------------------------------------
Network Appliance, Inc.                               12,908,809            2.4
--------------------------------------------------------------------------------
Silicon Laboratories, Inc.                            12,866,802            2.4
--------------------------------------------------------------------------------
Legg Mason, Inc.                                      11,914,824            2.2
--------------------------------------------------------------------------------
Amazon.com, Inc.                                      11,342,963            2.1
--------------------------------------------------------------------------------
Marvell Technology Group, Ltd.                        11,236,006            2.1
--------------------------------------------------------------------------------
                                                    $131,526,964           24.5%

MAJOR PORTFOLIO CHANGES
Six Months Ended November 30, 2002

                                                    ----------------------------
                                                                Shares
                                                    ----------------------------
Purchases                                           Bought   Holdings 11/30/02
--------------------------------------------------------------------------------
Amazon.com, Inc.                                   485,780             485,780
--------------------------------------------------------------------------------
AmerisourceBergen Corp.                            127,840             127,840
--------------------------------------------------------------------------------
InterMune, Inc.                                    253,730             253,730
--------------------------------------------------------------------------------
Kerr-McGee Corp.                                   142,380             142,380
--------------------------------------------------------------------------------
Marvell Technology Group, Ltd.                     496,290             496,290
--------------------------------------------------------------------------------
Newell Rubbermaid, Inc.                            217,825             217,825
--------------------------------------------------------------------------------
Northrop Grumman Corp.                              93,740              93,740
--------------------------------------------------------------------------------
SLM Corp.                                           79,720              79,720
--------------------------------------------------------------------------------
Sprint Corp. (PCS Group)                         1,332,600           2,486,900
--------------------------------------------------------------------------------
Trimeris, Inc.                                     175,990             175,990
--------------------------------------------------------------------------------

Sales                                                 Sold   Holdings 11/30/02
--------------------------------------------------------------------------------
CDW Computer Centers, Inc.                         268,600                  -0-
--------------------------------------------------------------------------------
eBay, Inc.                                         393,578             209,622
--------------------------------------------------------------------------------
Emulex Corp.                                       752,350                  -0-
--------------------------------------------------------------------------------
Forest Laboratories, Inc.                          147,380              61,170
--------------------------------------------------------------------------------
Integrated Circuit Systems, Inc.                   627,010             221,240
--------------------------------------------------------------------------------
Intuit, Inc.                                       322,467             100,283
--------------------------------------------------------------------------------
Overture Services, Inc.                            619,560             258,940
--------------------------------------------------------------------------------
Polycom, Inc.                                      780,300                  -0-
--------------------------------------------------------------------------------
Quest Diagnostics, Inc.                            156,050                  -0-
--------------------------------------------------------------------------------
Tenet Healthcare Corp.                             142,650                  -0-
--------------------------------------------------------------------------------


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10 o ALLIANCE MID-CAP GROWTH FUND

                                                        ------------------------
                                                        PORTFOLIO OF INVESTMENTS
                                                        ------------------------

PORTFOLIO OF INVESTMENTS
November 30, 2002

Company                                                  Shares            Value
--------------------------------------------------------------------------------

COMMON STOCKS-100.2%

Technology-32.7%
Communication Equipment-3.8%
Corning, Inc.(a) .............................        1,393,790     $  6,174,490
Juniper Networks, Inc.(a) ....................        1,431,750       13,945,245
                                                                    ------------
                                                                      20,119,735
                                                                    ------------
Computer Peripherals-2.4%
Network Appliance, Inc.(a) ...................          930,700       12,908,809
                                                                    ------------

Computer Software-5.7%
Electronic Arts, Inc.(a) .....................          148,250       10,060,245
Intuit, Inc.(a) ..............................          100,283        5,409,265
PeopleSoft, Inc.(a) ..........................          765,200       15,028,528
                                                                    ------------
                                                                      30,498,038
                                                                    ------------
Internet Media-3.1%
Overture Services, Inc.(a) ...................          258,940        7,115,930
Yahoo, Inc.(a) ...............................          505,150        9,229,091
                                                                    ------------
                                                                      16,345,021
                                                                    ------------
Internet Infrastructure-2.7%
eBay, Inc.(a) ................................          209,622       14,453,437
                                                                    ------------

Semi-Conductor Capital Equipment-2.0%
KLA-Tencor Corp.(a) ..........................          248,850       10,991,704
                                                                    ------------

Semi-Conductor Components-13.0%
Broadcom Corp. Cl.A(a) .......................          255,910        5,003,041
Integrated Circuit Systems, Inc.(a) ..........          221,240        5,150,467
Intersil Corp. Cl.A(a) .......................          234,814        4,059,934
Marvell Technology Group, Ltd.(a) ............          496,290       11,236,006
Maxim Integrated Products, Inc. ..............          219,100        9,221,919
Microchip Technology, Inc. ...................          290,440        8,353,054
NVIDIA Corp.(a) ..............................          788,430       13,505,806
Silicon Laboratories, Inc.(a) ................          439,140       12,866,802
                                                                    ------------
                                                                      69,397,029
                                                                    ------------
                                                                     174,713,773
                                                                    ------------
Health Care-19.4%
Biotechnology-9.9%
Affymetrix, Inc.(a) ..........................          365,780        9,912,638
Applera Corp.-Applied Biosystems Group .......          498,700       10,901,582
InterMune, Inc.(a) ...........................          253,730        7,746,377
MedImmune, Inc.(a) ...........................          307,760        8,118,709
Millennium Pharmaceuticals, Inc.(a) ..........          773,015        7,737,880
Trimeris, Inc.(a) ............................          175,990        8,456,319
                                                                    ------------
                                                                      52,873,505
                                                                    ------------


--------------------------------------------------------------------------------
                                               ALLIANCE MID-CAP GROWTH FUND o 11

------------------------
PORTFOLIO OF INVESTMENTS
------------------------

Company                                                  Shares            Value
--------------------------------------------------------------------------------

Drugs-1.2%
Forest Laboratories, Inc.(a) .................           61,170     $  6,565,376
                                                                    ------------

Medical Products-4.2%
Boston Scientific Corp.(a) ...................          162,450        6,822,900
Cerus Corp.(a) ...............................          460,400       11,215,344
Stryker Corp. ................................           76,550        4,734,618
                                                                    ------------
                                                                      22,772,862
                                                                    ------------
Medical Services-4.1%
AmerisourceBergen Corp. ......................          127,840        7,417,277
Express Scripts, Inc. Cl.A(a) ................          142,320        7,201,392
Stericycle, Inc.(a) ..........................          213,610        7,117,271
                                                                    ------------
                                                                      21,735,940
                                                                    ------------
                                                                     103,947,683
                                                                    ------------
Consumer Services-16.9%
Airlines-2.0%
Southwest Airlines Co. .......................          644,240       10,694,384
                                                                    ------------

Broadcasting & Cable-0.7%
Cox Radio, Inc. Cl.A(a) ......................          150,550        3,711,057
                                                                    ------------

Cellular Communications-4.5%
Nextel Communications, Inc. Cl.A(a) ..........          721,320        9,918,150
Sprint Corp. (PCS Group)(a) ..................        2,486,900       14,324,544
                                                                    ------------
                                                                      24,242,694
                                                                    ------------
Entertainment & Leisure-1.3%
Harley-Davidson, Inc. ........................          143,520        6,966,461
                                                                    ------------

Gaming-2.7%
MGM Mirage, Inc.(a) ..........................          262,600        8,889,010
Wynn Resorts, Ltd.(a) ........................          424,290        5,439,398
                                                                    ------------
                                                                      14,328,408
                                                                    ------------
Retail - General Merchandise-3.8%
Amazon.com, Inc.(a) ..........................          485,780       11,342,963
Tiffany & Co. ................................          314,600        8,928,348
                                                                    ------------
                                                                      20,271,311
                                                                    ------------
Miscellaneous-1.9%
Cendant Corp.(a) .............................          801,400       10,081,612
                                                                    ------------
                                                                      90,295,927
                                                                    ------------
Finance-8.3%
Banking - Money Center-1.5%
SLM Corp. ....................................           79,720        7,791,036
                                                                    ------------

Brokerage & Money Management-2.2%
Legg Mason, Inc. .............................          230,550       11,914,824
                                                                    ------------


--------------------------------------------------------------------------------
12 o ALLIANCE MID-CAP GROWTH FUND

                                                        ------------------------
                                                        PORTFOLIO OF INVESTMENTS
                                                        ------------------------

Company                                                  Shares            Value
--------------------------------------------------------------------------------

Insurance-3.3%
AFLAC, Inc. ..................................          221,300     $  6,827,105
W. R. Berkley Corp. ..........................           66,600        2,630,700
XL Capital, Ltd. Cl.A ........................           96,060        7,948,004
                                                                    ------------
                                                                      17,405,809
                                                                    ------------
Miscellaneous-1.3%
Investors Financial Services Corp. ...........          205,800        7,198,884
                                                                    ------------
                                                                      44,310,553
                                                                    ------------
Capital Goods-6.6%
Electrical Equipment-2.5%
Alliant Techsystems, Inc.(a) .................          133,225        7,860,275
Johnson Controls, Inc. .......................           67,740        5,614,969
                                                                    ------------
                                                                      13,475,244
                                                                    ------------
Machinery-2.9%
ITT Industries, Inc. .........................          115,880        6,985,246
Navistar International Corp.(a) ..............          281,800        8,696,348
                                                                    ------------
                                                                      15,681,594
                                                                    ------------
Miscellaneous-1.2%
Lennar Corp. .................................          119,340        6,327,407
                                                                    ------------
                                                                      35,484,245
                                                                    ------------
Consumer Manufacturing-5.2%
Auto & Related-0.9%
Autoliv, Inc. (Sweden) .......................          226,370        4,993,722
                                                                    ------------

Building & Related-3.0%
D.R. Horton, Inc. ............................          492,550        9,412,631
Masco Corp. ..................................          338,190        6,821,292
                                                                    ------------
                                                                      16,233,923
                                                                    ------------
Miscellaneous-1.3%
Newell Rubbermaid, Inc. ......................          217,825        6,909,409
                                                                    ------------
                                                                      28,137,054
                                                                    ------------
Energy-3.0%
Domestic Producers-1.2%
Kerr-McGee Corp. .............................          142,380        6,442,695
                                                                    ------------

Oil Service-1.3%
Baker Hughes, Inc. ...........................          219,250        7,178,245
                                                                    ------------

Miscellaneous-0.5%
Valero Energy Corp. ..........................           78,490        2,509,325
                                                                    ------------
                                                                      16,130,265
                                                                    ------------
Consumer Staples-2.2%
Cosmetics-1.0%
Avon Products, Inc. ..........................           98,570        5,061,570
                                                                    ------------


--------------------------------------------------------------------------------
                                               ALLIANCE MID-CAP GROWTH FUND o 13

------------------------
PORTFOLIO OF INVESTMENTS
------------------------

Company                                                  Shares           Value
-------------------------------------------------------------------------------

Food-1.2%
Weight Watchers International, Inc.(a) .......          143,960    $  6,514,190
                                                                   ------------
                                                                     11,575,760
                                                                   ------------
Basic Industry-1.9%
Paper & Forest Products-1.9%
Smurfit-Stone Container Corp.(a) .............          687,900      10,029,582
                                                                   ------------

Aerospace & Defense-1.7%
Aerospace-1.7%
Northrop Grumman Corp. .......................           93,740       9,084,343
                                                                   ------------

Multi-Industry Companies-1.5%
Danaher Corp. ................................          124,850       7,845,574
                                                                   ------------

Utilities-0.8%
Telephone Utility-0.8%
Qwest Communications International, Inc.(a) ..          867,300       4,197,732
                                                                   ------------

Total Investments-100.2%
   (cost $449,301,206) .......................                      535,752,491
Other assets less liabilities(b)-(0.2%) ......                       (1,134,848)
                                                                   ------------

Net Assets-100% ..............................                    $ 534,617,643
                                                                  =============

(a)   Non-income producing security.

(b) Includes cash collateral of $94,738,400 received for securities on loan as of November 30, 2002 (see Note F). The lending agent invested the cash collateral in a short-term investment as follows:

                                                        Principal
                                             Current       Amount
                                               Yield         (000)         Value
      ----------------                       -------    ---------   ------------
      UBS Private Money Market Fund, LLC.       1.49%   $  94,738   $ 94,738,400

      See notes to financial statements.


--------------------------------------------------------------------------------
14 o ALLIANCE MID-CAP GROWTH FUND

                                               ---------------------------------
                                               STATEMENT OF ASSETS & LIABILITIES
                                               ---------------------------------

STATEMENT OF ASSETS & LIABILITIES
November 30, 2002

Assets
Investments in securities, at value (cost $449,301,206) ....    $ 535,752,491(a)
Cash .......................................................          252,408
Collateral held for securities loaned ......................       94,738,400
Receivable for investment securities sold ..................        5,091,101
Dividends and interest receivable ..........................          270,648
Receivable for capital stock sold ..........................          477,572
                                                                -------------
Total assets ...............................................      636,582,620
                                                                -------------
Liabilities
Payable for collateral received on securities loaned .......       94,738,400
Payable for investment securities purchased ................        5,801,534
Advisory fee payable .......................................          237,248
Payable for capital stock redeemed .........................          663,653
Distribution fee payable ...................................          194,044
Accrued expenses and other liabilities .....................          330,098
                                                                -------------
Total liabilities ..........................................      101,964,977
                                                                -------------
Net Assets .................................................    $ 534,617,643
                                                                =============
Composition of Net Assets
Capital stock, at par ......................................    $   1,463,698
Additional paid-in capital .................................      789,493,273
Accumulated net realized loss on investments ...............     (342,790,613)
Net unrealized appreciation of investments .................       86,451,285
                                                                -------------
                                                                $ 534,617,643
                                                                =============
Calculation of Maximum Offering Price
Class A Shares
Net asset value and redemption price per share
   ($469,569,730/126,787,362 shares of capital
   stock issued and outstanding) ...........................            $3.70
Sales charge--4.25% of public offering price ...............              .16
                                                                        -----
Maximum offering price .....................................            $3.86
                                                                        =====
Class B Shares
Net asset value and offering price per share
   ($41,095,828/12,716,215 shares of capital
   stock issued and outstanding) ...........................            $3.23
                                                                        =====
Class C Shares
Net asset value and offering price per share
   ($10,859,617/3,367,585 shares of capital
   stock issued and outstanding) ...........................            $3.22
                                                                        =====
Advisor Class Shares
Net asset value, redemption and offering price per share
   ($13,092,468/3,498,595 shares of capital stock
   issued and outstanding) .................................            $3.74
                                                                        =====

(a)   Includes securities on loan with a value of $90,300,736 (see Note F).

      See notes to financial statements.


--------------------------------------------------------------------------------
                                               ALLIANCE MID-CAP GROWTH FUND o 15

-----------------------
STATEMENT OF OPERATIONS
-----------------------

STATEMENT OF OPERATIONS
Year Ended November 30, 2002

Investment Income
Dividends ................................     $  1,682,668
Interest .................................          506,342       $   2,189,010
                                               ------------
Expenses
Management fee ...........................        5,196,305
Distribution fee--Class A ................        1,207,156
Distribution fee--Class B ................          492,016
Distribution fee--Class C ................          122,197
Transfer agency ..........................        2,169,830
Printing .................................          215,864
Custodian ................................          206,891
Administrative ...........................          139,400
Audit and legal ..........................           75,619
Registration .............................           44,488
Directors' fees ..........................           19,600
Miscellaneous ............................            9,868
                                               ------------
Total expenses ...........................                            9,899,234
                                                                  -------------
Net investment loss ......................                           (7,710,224)
                                                                  -------------
Realized and Unrealized Loss
on Investments
Net realized loss on investment
   transactions ..........................                         (186,108,624)
Net change in unrealized
   appreciation/depreciation
   of investments ........................                          (24,491,326)
                                                                  -------------
Net loss on investments ..................                         (210,599,950)
                                                                  -------------
Net Decrease in Net Assets
   from Operations .......................                        $(218,310,174)
                                                                  =============

See notes to financial statements.


--------------------------------------------------------------------------------
16 o ALLIANCE MID-CAP GROWTH FUND

                                              ----------------------------------
                                              STATEMENT OF CHANGES IN NET ASSETS
                                              ----------------------------------

STATEMENT OF CHANGES
IN NET ASSETS

                                                Year Ended          Year Ended
                                               November 30,        November 30,
                                                   2002                2001
                                              =============       =============

Increase (Decrease) in Net Assets
from Operations
Net investment loss ....................      $  (7,710,224)      $  (6,864,966)
Net realized loss on investment
   transactions ........................       (186,108,624)       (155,586,913)
Net change in unrealized
   appreciation/depreciation
   of investments ......................        (24,491,326)         38,112,753
                                              -------------       -------------
Net decrease in net assets
   from operations .....................       (218,310,174)       (124,339,126)
Distributions to Shareholders from
Net realized gain on investments
   Class A .............................                 -0-        (42,928,524)
   Class B .............................                 -0-         (4,596,657)
   Class C .............................                 -0-         (1,132,196)
   Advisor Class .......................                 -0-           (448,612)
Capital Stock Transactions
Net increase (decrease) ................       (141,756,741)        101,232,253
                                              -------------       -------------
Total decrease .........................       (360,066,915)        (72,212,862)
Net Assets
Beginning of period ....................        894,684,558         966,897,420
                                              -------------       -------------
End of period ..........................      $ 534,617,643       $ 894,684,558
                                              =============       =============


See notes to financial statements.


--------------------------------------------------------------------------------
                                               ALLIANCE MID-CAP GROWTH FUND o 17

-----------------------------
NOTES TO FINANCIAL STATEMENTS
-----------------------------

NOTES TO FINANCIAL STATEMENTS
November 30, 2002

NOTE A

Significant Accounting Policies

The Mid-Cap Growth Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. Prior to February 1, 2002, the Fund was known as the Alliance Fund, Inc. The Fund offers Class A, Class B, Class C and Advisor Class shares. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class B shares are currently sold with a contingent deferred sales charge which declines from 4% to zero depending on the period of time the shares are held. Class B shares will automatically convert to Class A shares eight years after the end of the calendar month of purchase. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase. Advisor Class shares are sold without an initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. Advisor Class shares are offered to investors participating in fee-based programs and to certain retirement plan accounts. All four classes of shares have identical voting, dividend, liquidation and other rights, except that each class bears different distribution expenses and has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States, which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities traded on a national securities exchange, on a foreign securities exchange (other than foreign securities exchanges whose operations are similar to those of the United States over-the-counter market) or on The Nasdaq Stock Market, Inc. are generally valued at the last reported sales price or if no sale occurred, at the mean of the closing bid and asked prices on that day. Readily marketable securities traded in the over-the-counter market, securities listed on a foreign securities exchange whose operations are similar to the U.S. over-the-counter market, and securities listed on a national securities exchange whose primary market is believed to be over-the-counter (but excluding securities traded on The Nasdaq Stock Market, Inc.) are valued at the mean of the current bid and asked price. U.S. government and fixed income securities which mature in 60 days or less are valued at amortized cost, unless this method does not represent fair value. Securities for which current market quotations are not readily available are valued at their fair value as determined in good faith by, or in accordance with procedures adopted by, the Board of Directors. Fixed income securities may be valued


--------------------------------------------------------------------------------
18 o ALLIANCE MID-CAP GROWTH FUND

                                                   -----------------------------
                                                   NOTES TO FINANCIAL STATEMENTS
                                                   -----------------------------


on the basis of prices obtained from a pricing service when such prices are believed to reflect the fair market value of such securities.

2. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward exchange currency contracts are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments and foreign currency exchange contracts, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign witholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of investments and foreign currency denominated assets and liabilities.

3. Taxes

It is the Fund's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required.

4. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date. Interest income is accrued daily. Investment transactions are accounted for on the date securities are purchased or sold. The Fund accretes discounts as adjustments to interest income. Investment gains and losses are determined on the identified cost basis.

5. Income and Expenses

All income earned and expenses incurred by the Fund are borne on a pro rata basis by each outstanding class of shares, based on the proportionate interest in the Fund represented by the net assets of such class, except that the Fund's Class B and Class C shares bear higher distribution and transfer agent fees than Class A shares and Advisor Class shares. Advisor Class shares have no distribution fees.

6. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date.

Income dividends and capital gains distributions are determined in accor-


--------------------------------------------------------------------------------
                                               ALLIANCE MID-CAP GROWTH FUND o 19

-----------------------------
NOTES TO FINANCIAL STATEMENTS
-----------------------------

dance with federal tax regulations and may differ from those determined in accordance with accounting principles generally accepted in the United States. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences, do not require such reclassification. During the curent fiscal year, permanent differences, primarily due to a net operating loss, resulted in a net decrease in accumulated net investment loss and a corresponding decrease in additional paid-in capital. This reclassification had no effect on net assets.

NOTE B

Management Fee and Other Transactions With Affiliates

Under the terms of the management agreement, the Fund pays Alliance Capital Management L.P. (the "Manager"), a fee at an annual rate of .75% on the first $500 million of average daily net assets, .65% on the next $500 million of average daily net assets and .55% on average daily net assets in excess of $1 billion. The fee is accrued daily and paid monthly.

Pursuant to the management agreement, the Fund paid $139,400 to the Manager representing the cost of certain legal and accounting services provided to the Fund by the manager for the year ended November 30, 2002.

The Fund compensates Alliance Global Investor Services, Inc., (AGIS) a wholly-owned subsidiary of the Manager, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. Such compensation amounted to $1,784,796 for the year ended November 30, 2002.

For the year ended November 30, 2002, the Fund's expenses were reduced by $6,902 under an expense offset arrangement with AGIS.

Alliance Fund Distributors, Inc., (the "Distributor"), a wholly-owned subsidiary of the Manager, serves as the distributor of the Fund's shares. The Distributor has advised the Fund that it has received front-end sales charges of $156,242 from the sales of Class A shares and $8,159, $77,973 and $1,396 in contingent deferred sales charges imposed upon redemptions by shareholders of Class A, Class B and Class C shares, respectively, for the year ended November 30, 2002.

Brokerage commissions paid on investment transactions for the year ended November 30, 2002 amounted to $4,915,112 of which $58,170 was paid to Sanford C. Bernstein & Co. LLC, an affiliate of the Manager.

NOTE C

Distribution Services Agreement

The Fund has adopted a Distribution Services Agreement (the "Agreement") pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Fund pays distribution and servicing fees to the Distributor at an annual rate of up to .30% of the Fund's average daily net assets attributable to Class A shares and 1%


--------------------------------------------------------------------------------
20 o ALLIANCE MID-CAP GROWTH FUND

                                                   -----------------------------
                                                   NOTES TO FINANCIAL STATEMENTS
                                                   -----------------------------

of the average daily net assets attributable to both Class B and Class C shares. There are no distribution and servicing fees on the Advisor Class shares. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. The Distributor has advised the Fund that it has incurred expenses in excess of the distribution costs reimbursed by the Fund in the amount of $6,965,481 and $1,850,206, for Class B and Class C shares, respectively; such costs may be recovered from the Fund in future periods so long as the Agreement is in effect. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Manager may use its own resources to finance the distribution of the Fund's shares.

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments and U.S. government securities) aggregated $1,284,258,036 and $1,408,284,571, respectively, for the year ended November 30, 2002. There were no purchases or sales of U.S. government or government agency obligations for the year ended November 30, 2002.

At November 30, 2002, the cost of investments for federal income tax purposes was $532,787,343. Gross unrealized appreciation of investments was $9,328,939 and gross unrealized depreciation of investments was $6,363,791 resulting in net unrealized appreciation of $2,965,148.

NOTE E

Distributions to Shareholders

The tax character of distributions paid during the fiscal years ended November 30, 2002 and November 30, 2001 were as follows:

                                                      2002               2001
                                                   -----------       -----------

Distributions paid from:
   Ordinary income .......................         $       -0-       $28,558,139
   Long term capital gains ...............                 -0-        20,547,850
                                                   -----------       -----------
Total taxable distributions ..............                 -0-        49,105,989
                                                   -----------       -----------
Total distributions paid .................         $       -0-       $49,105,989
                                                   -----------       -----------


--------------------------------------------------------------------------------
                                               ALLIANCE MID-CAP GROWTH FUND o 21

-----------------------------
NOTES TO FINANCIAL STATEMENTS
-----------------------------

As of November 30, 2002, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Accumulated capital and other losses .................         $(259,304,473)(a)
Unrealized appreciation/(depreciation) ...............             2,965,148(b)
                                                               -------------
Total accumulated earnings/(deficit) .................         $(256,339,325)
                                                               -------------

(a) On November 30, 2002, the Fund had a net capital loss carryforward of $259,304,473, of which $151,624,656 expires in the year 2009 and
      $107,679,817 expires in the year 2010. To the extent future capital gains are offset by capital loss carryforward, such gains will not be distributed.

(b) The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of losses on wash sales.

NOTE F

Securities Lending

The Fund has entered into a securities lending agreement with UBS/Paine Webber, Inc. (the "Lending Agent"). Under the terms of the agreement, the Lending Agent, on behalf of the Fund, administers the lending of portfolio securities to certain broker-dealers. In return, the Fund receives fee income from the lending transactions or it retains a portion of interest on the investment of any cash received as collateral. The Fund also continues to receive dividends or interest on the securities loaned. Unrealized gain or loss in the value of the securities loaned that may occur during the term of the loan will be for the account of the Fund. All loans are continuously secured by collateral exceeding the value of the securities loaned. All collateral consists of either cash or U.S. Government securities. The Lending Agent invests the cash collateral in an eligible money market vehicle in accordance with the investment restrictions of the Fund. UBS/Paine Webber will indemnify the Fund for any loss resulting from a borrower's failure to return a loaned security when due. As of November 30, 2002, the Fund had loaned securities with a value of $90,300,736 and received cash collateral of $94,738,400, which was invested in a money market fund as included in the footnotes to the accompanying portfolio of investments. For the year ended November 30, 2002, the Fund earned fee income of $318,707 which is included in interest income in the accompanying Statement of Operations.

NOTE G

Capital Stock

There are 12,000,000,000 shares of $0.01 par value capital stock authorized, divided into four classes, desig-


--------------------------------------------------------------------------------
22 o ALLIANCE MID-CAP GROWTH FUND

                                                   -----------------------------
                                                   NOTES TO FINANCIAL STATEMENTS
                                                   -----------------------------

nated Class A, Class B, Class C and Advisor Class shares. Each class consists of 3,000,000,000 authorized shares. Transactions in capital stock were as follows:

                               -----------------------------      ----------------------------------
                                          Shares                                Amount
                               -----------------------------      ----------------------------------
                                 Year Ended       Year Ended           Year Ended         Year Ended
                               November 30,     November 30,         November 30,       November 30,
                                       2002             2001                 2002               2001
                               ---------------------------------------------------------------------
Class A
Shares sold                     666,869,479       87,593,423      $ 2,604,234,397      $ 397,463,411
----------------------------------------------------------------------------------------------------
Shares issued in
  reinvestment of
  distributions                          -0-       5,905,352                   -0-        33,837,884
----------------------------------------------------------------------------------------------------
Shares converted
  from Class B                      699,555          698,616            2,861,398          3,557,374
----------------------------------------------------------------------------------------------------
Shares redeemed                (684,023,732)     (97,974,422)      (2,681,824,281)      (454,064,871)
----------------------------------------------------------------------------------------------------
Net decrease                    (16,454,698)      (3,777,031)     $   (74,728,486)     $ (19,206,202)
====================================================================================================

Class B
Shares sold                       3,266,084        4,406,011      $    11,857,211      $  20,104,999
----------------------------------------------------------------------------------------------------
Shares issued in
  reinvestment of
  distributions                          -0-         848,201                   -0-         4,317,356
----------------------------------------------------------------------------------------------------
Shares converted
  to Class A                       (796,739)        (789,835)          (2,861,398)        (3,557,374)
----------------------------------------------------------------------------------------------------
Shares redeemed                  (4,391,919)      (5,477,977)         (14,731,968)       (24,486,832)
----------------------------------------------------------------------------------------------------
Net decrease                     (1,922,574)      (1,013,600)     $    (5,736,155)     $  (3,621,851)
====================================================================================================

Class C
Shares sold                       1,153,569        1,110,053      $     4,071,203      $   5,068,336
----------------------------------------------------------------------------------------------------
Shares issued in
  reinvestment of
  distributions                          -0-         213,714                   -0-         1,085,666
----------------------------------------------------------------------------------------------------
Shares redeemed                  (1,440,877)      (1,530,817)          (4,987,444)        (6,838,213)
----------------------------------------------------------------------------------------------------
Net decrease                       (287,308)        (207,050)     $      (916,241)     $    (684,211)
====================================================================================================

Advisor Class
Shares sold                      24,749,469       26,019,320      $   112,428,321      $ 126,344,114
----------------------------------------------------------------------------------------------------
Shares issued in
  reinvestment of
  distributions                          -0-          76,966                   -0-           444,098
----------------------------------------------------------------------------------------------------
Shares redeemed                 (48,366,425)        (397,001)        (172,804,180)        (2,043,695)
----------------------------------------------------------------------------------------------------
Net increase
  (decrease)                    (23,616,956)      25,699,285      $   (60,375,859)     $ 124,744,517
====================================================================================================


--------------------------------------------------------------------------------
                                               ALLIANCE MID-CAP GROWTH FUND o 23

--------------------
FINANCIAL HIGHLIGHTS
--------------------

FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                      -------------------------------------------------------------------------
                                                                         Class A
                                      -------------------------------------------------------------------------
                                                                Year Ended November 30,
                                      -------------------------------------------------------------------------
                                          2002            2001            2000              1999           1998
                                      -------------------------------------------------------------------------
Net asset value,
  beginning of period ........        $   4.79        $   5.83        $   7.55        $     5.97       $   8.70
                                      -------------------------------------------------------------------------
Income From Investment
  Operations
Net investment loss(a) .......            (.04)           (.04)           (.04)             (.03)          (.02)
Net realized and unrealized
  gain (loss) on investment
  and foreign currency
  transactions ...............           (1.05)           (.71)          (1.04)             2.00           (.54)
                                      -------------------------------------------------------------------------
Net increase (decrease) in
  net asset value from
  operations .................           (1.09)           (.75)          (1.08)             1.97           (.56)
                                      -------------------------------------------------------------------------
Less: Distributions
Distributions from net
  realized gains .............              -0-           (.29)           (.64)             (.39)         (2.17)
                                      -------------------------------------------------------------------------
Net asset value, end of period        $   3.70        $   4.79        $   5.83        $     7.55       $   5.97
                                      =========================================================================
Total Return
Total investment return based
  on net asset value(b) ......          (22.76)%        (13.64)%        (15.73)%           35.37%         (8.48)%
Ratios/Supplemental Data
Net assets, end of period
  (000's omitted) ............        $469,570        $686,445        $856,956        $1,128,166       $953,181
Ratio of expenses to
  average net assets .........            1.34%           1.22%           1.04%             1.06%          1.03%
Ratio of net investment loss
  to average net assets ......           (1.03)%          (.69)%          (.55)%            (.41)%         (.36)%
Portfolio turnover rate ......             183%            226%             86%               97%           106%

See footnote summary on page 27.


--------------------------------------------------------------------------------
24 o ALLIANCE MID-CAP GROWTH FUND

                                                            --------------------
                                                            FINANCIAL HIGHLIGHTS
                                                            --------------------

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                   -------------------------------------------------------------
                                                              Class B
                                   -------------------------------------------------------------
                                                       Year Ended November 30,
                                   -------------------------------------------------------------
                                      2002         2001         2000          1999          1998
                                   -------------------------------------------------------------
Net asset value,
  beginning of period ........     $  4.22      $  5.21      $  6.87      $   5.51       $  8.25
                                   -------------------------------------------------------------
Income From Investment
  Operations
Net investment loss(a) .......        (.07)        (.07)        (.09)         (.07)         (.07)
Net realized and unrealized
  gain (loss) on investment
  and foreign currency
  transactions ...............        (.92)        (.63)        (.93)         1.82          (.50)
                                   -------------------------------------------------------------
Net increase (decrease) in
  net asset value from
  operations .................        (.99)        (.70)       (1.02)         1.75          (.57)
                                   -------------------------------------------------------------
Less: Distributions
Distributions from net
  realized gains .............          -0-        (.29)        (.64)         (.39)        (2.17)
                                   -------------------------------------------------------------
Net asset value, end of period     $  3.23      $  4.22      $  5.21      $   6.87       $  5.51
                                   =============================================================
Total Return
Total investment return based
  on net asset value(b)  .....      (23.46)%     (14.34)%     (16.48)%       34.24%        (9.27)%
Ratios/Supplemental Data
Net assets, end of period
  (000's omitted) ............     $41,096      $61,816      $81,569      $101,858       $85,456
Ratio of expenses to
  average net assets .........        2.20%        2.08%        1.87%         1.89%         1.84%
Ratio of net investment loss
  to average net assets ......       (1.89)%      (1.54)%      (1.39)%       (1.23)%       (1.17)%
Portfolio turnover rate ......         183%         226%          86%           97%          106%


See footnote summary on page 27.


--------------------------------------------------------------------------------
                                               ALLIANCE MID-CAP GROWTH FUND o 25

--------------------
FINANCIAL HIGHLIGHTS
--------------------

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                      ---------------------------------------------------------------------------
                                                                         Class C
                                      ---------------------------------------------------------------------------
                                                                Year Ended November 30,
                                      ---------------------------------------------------------------------------
                                         2002             2001             2000             1999             1998
                                      ---------------------------------------------------------------------------
Net asset value,
  beginning of period ........        $  4.21          $  5.20          $  6.86          $  5.50          $  8.26
                                      ---------------------------------------------------------------------------
Income From Investment
  Operations
Net investment loss(a) .......           (.06)            (.07)            (.09)            (.08)            (.07)
Net realized and unrealized
  gain (loss) on investment
  and foreign currency
  transactions ...............           (.93)            (.63)            (.93)            1.83             (.52)
                                      ---------------------------------------------------------------------------
Net increase (decrease) in
  net asset value from
  operations .................           (.99)            (.70)           (1.02)            1.75             (.59)
                                      ---------------------------------------------------------------------------
Less: Distributions
Distributions from net
  realized gains .............             -0-            (.29)            (.64)            (.39)           (2.17)
                                      ---------------------------------------------------------------------------
Net asset value, end of period        $  3.22          $  4.21          $  5.20          $  6.86          $  5.50
                                      ===========================================================================
Total Return
Total investment return based
  on net asset value(b) ......         (23.52)%         (14.37)%         (16.51)%          34.31%           (9.58)%
Ratios/Supplemental Data
Net assets, end of period
  (000's omitted) ............        $10,860          $15,391          $20,068          $28,025          $21,231
Ratio of expenses to
  average net assets .........           2.16%            2.04%            1.86%            1.86%            1.84%
Ratio of net investment loss
  to average net assets ......          (1.85)%          (1.51)%          (1.34)%          (1.22)%          (1.18)%
Portfolio turnover rate ......            183%             226%              86%              97%             106%

See footnote summary on page 27.


--------------------------------------------------------------------------------
26 o ALLIANCE MID-CAP GROWTH FUND

                                                            --------------------
                                                            FINANCIAL HIGHLIGHTS
                                                            --------------------

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                      --------------------------------------------------------------------------
                                                                     Advisor Class
                                      --------------------------------------------------------------------------
                                                               Year Ended November 30,
                                      --------------------------------------------------------------------------
                                         2002             2001              2000            1999            1998
                                      --------------------------------------------------------------------------
Net asset value,
  beginning of period .......         $  4.83          $  5.86           $  7.58         $  5.98         $  8.69
                                      --------------------------------------------------------------------------
Income From Investment
  Operations
Net investment loss(a) ......            (.03)            (.03)             (.02)           (.01)           (.01)
Net realized and unrealized
  gain (loss) on investment
  and foreign currency
  transactions ..............           (1.06)            (.71)            (1.06)           2.00            (.53)
                                      --------------------------------------------------------------------------
Net increase (decrease) in
  net asset value from
  operations ................           (1.09)            (.74)            (1.08)           1.99            (.54)
                                      --------------------------------------------------------------------------
Less: Distributions
Distributions from net
  realized gains ............             -0-             (.29)             (.64)           (.39)          (2.17)
                                      --------------------------------------------------------------------------
Net asset value,
  end of period .............         $  3.74          $  4.83           $  5.86         $  7.58         $  5.98
                                      ==========================================================================
Total Return
Total investment return based
  on net asset value(b)  ....          (22.57)%         (13.39)%          (15.66)%         35.66%          (8.19)%
Ratios/Supplemental Data
Net assets, end of period
  (000's omitted) ...........         $13,092         $131,032           $ 8,304         $ 9,970         $11,305
Ratio of expenses to
  average net assets ........            1.08%            1.08%              .83%            .85%            .83%
Ratio of net investment loss
  to average net assets .....            (.81)%           (.64)%            (.35)%          (.20)%          (.16)%
Portfolio turnover rate .....             183%             226%               86%             97%            106%

(a)   Based on average shares outstanding.

(b) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total investment return calculated for a period of less than one year is not annualized.


--------------------------------------------------------------------------------
                                               ALLIANCE MID-CAP GROWTH FUND o 27

                                                           ---------------------
                                                           REPORT OF INDEPENDENT
                                                                     ACCOUNTANTS
                                                           ---------------------

REPORT OF INDEPENDENT
ACCOUNTANTS

To the Board of Directors and Shareholders of The Alliance Mid-Cap Growth Fund, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of The Alliance Mid-Cap Growth Fund, Inc., formerly The Alliance Fund, Inc., (the "Fund") at November 30, 2002 the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at November 30, 2002 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
New York, New York
January 7, 2003


--------------------------------------------------------------------------------
28 o ALLIANCE MID-CAP GROWTH FUND

                                                    ----------------------------
                                                    GLOSSARY OF INVESTMENT TERMS
                                                    ----------------------------

GLOSSARY OF INVESTMENT TERMS

basis point

One basis point equals 0.01%.

benchmark

A standard by which a fund's performance can be measured. A benchmark is usually an unmanaged index, such as the Standard & Poor's 500 Stock Index or the Lehman Brothers Aggregate Bond Index.

earnings

Revenues minus cost of sales, operating expenses, and taxes, over a given period of time. Earnings are often the most important determinant of a company's stock price.

medium capitalization or mid cap company

Refers to a company with an average market capitalization.

net asset value (NAV)

The value of a mutual fund's total assets, minus its liabilities, divided by the number of shares outstanding.

portfolio

The collection of securities that make up a fund's or an investor's investments.

sector

A group of securities that are similar with respect to maturity, type, rating, industry and/or coupon. Refers to a distinct part of the economy, for example, the technology sector.


--------------------------------------------------------------------------------
                                               ALLIANCE MID-CAP GROWTH FUND o 29

----------------
ALLIANCE CAPITAL
----------------

ALLIANCE CAPITAL

The Investment Professional's Choice

Alliance Capital is a leading global investment management firm with approximately $369 billion in assets under management. In recognition of our far-reaching investment capabilities, Alliance Capital has been selected by employee benefit plans for 43 of the FORTUNE 100 companies and public retirement funds in 44 states as well as by hundreds of foundations, endowments and foreign institutions. By sharing this institutional money management experience with millions of mutual fund investors as well, Alliance stands out as a "manager of choice" for thousands of investment professionals around the world.

At Alliance Capital, we place a premium on investment research. We carefully select securities based on our proprietary research, conducted by over 600 investment professionals in 36 cities and 19 countries. Our commitment to this process means that our mutual fund shareholders have their portfolios managed by the same experienced analysts and portfolio managers who manage the pension funds of some of America's largest institutional investors.

All information on Alliance Capital is as of 9/30/02.


--------------------------------------------------------------------------------
30 o ALLIANCE MID-CAP GROWTH FUND

                                                --------------------------------
                                                ALLIANCE CAPITAL AT YOUR SERVICE
                                                --------------------------------

ALLIANCE CAPITAL AT YOUR SERVICE

At Alliance Capital, shareholder satisfaction is among our top priorities. That is why we provide our shareholders with a wide variety of products and time-saving services.

o     Automatic Reinvestment

      You may choose to reinvest fund dividend and capital-gains distributions automatically at no charge.

o     Automatic Investment Program

      Build your investment account by having money automatically transferred from your bank account on a regular basis.

o     Dividend Direction Plans

      You may cross-invest dividends from one fund into the same class of shares in any other fund without incurring a sales charge--a good way to diversify your assets.

o     Auto Exchange

      You may choose to automatically exchange money from one Alliance Capital fund to another on a regular basis. This can be a good way to dollar cost average*, helping you to invest with discipline.

o     Systematic Withdrawals

      Regular checks for specified amounts can be sent to you or to your brokerage or bank account.

o     E-Statements and Electronic Delivery

      Sign up to view your quarterly mutual fund, retirement or CollegeBoundfund(SM) account statements online, rather than wait to receive paper copies in the mail. You may also sign up for electronic delivery of your legal documents so you can receive your semi-annual and annual shareholder reports, prospectuses and prospectus supplements online. It's easy, convenient and saves you time and storage space. Sign up today at www.alliancecapital.com. Simply go to Individual Investor, U.S., Account Access.

o     A Choice of Purchase Plans

      Most funds are available in A, B, and C Class shares. Many funds are also available in Advisor Class shares.

o     Telephone Transaction

      Purchases, transfers and redemptions can be made by calling (800) 221-5672. Our knowledgeable representatives are available to assist you Monday through Friday from 8:30 a.m. to 7:00 p.m. Eastern Standard Time.

o     Alliance Answer: 24-Hour Information

      For your convenience, our computerized audio response system is available to you 24-hours a day by calling (800) 251-0539. Using any touch tone phone, you can hear share prices, get account balances, review details of your last transaction, obtain dividend information, order statements/checkbooks, review fund objectives, and Watchlist information, order additional copies of statements and request additional year-end tax forms (available from February 1 to May 31).

o     The Alliance Advance

      A quarterly newsletter discussing investment strategies, economic news and other mutual fund matters.

o Our Web Site at www.alliancecapital.com gives you a broad perspective of Alliance Capital. You can reach Alliance mutual fund and account information more directly from www.investor.alliancecapital.com. Either way, you'll have access to extensive Alliance fund data, answers to frequently asked questions, and financial planning tools and calculators.

* Dollar cost averaging does not assure a profit nor protect against loss in a declining market. Since this strategy involves continuous investments in securities, regardless of fluctuating prices, investors should consider their financial ability to invest during periods of low price levels.


--------------------------------------------------------------------------------
                                               ALLIANCE MID-CAP GROWTH FUND o 31

------------------
BOARD OF DIRECTORS
------------------

BOARD OF DIRECTORS

John D. Carifa, Chairman and President
Ruth Block(1)
David H. Dievler(1)
John H. Dobkin(1)
William H. Foulk, Jr.(1)
Clifford L. Michel(1)
Donald J. Robinson(1)

OFFICERS

John L. Blundin, Senior Vice President
Thomas J. Bardong, Vice President
Alan E. Levi, Vice President
Catherine Wood, Vice President
Edmund P. Bergan, Jr., Secretary
Mark D. Gersten, Treasurer & Chief Financial Officer
Vincent S. Noto, Controller

Custodian

State Street Bank & Trust Company
225 Franklin Street
Boston, MA 02110

Principal Underwriter

Alliance Fund Distributors, Inc.
1345 Avenue of the Americas
New York, NY 10105

Transfer Agent

Alliance Global Investor Services, Inc.
P.O. Box 1520
Secaucus, NJ 07096-1520
Toll-Free (800) 221-5672

Independent Auditors

PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, NY 10036-2714

Legal Counsel

Seward & Kissel LLP
One Battery Park Plaza
New York, NY 10004

(1)   Member of the Audit Committee.


--------------------------------------------------------------------------------
32 o ALLIANCE MID-CAP GROWTH FUND

                                                          ----------------------
                                                          MANAGEMENT OF THE FUND
                                                          ----------------------

MANAGEMENT OF THE FUND

Board of Directors Information

The business and affairs of the Fund are managed under the direction of the Board of Directors. Certain information concerning the Fund's Directors is set forth below.

                                                                                       PORTFOLIOS
                                                         PRINCIPAL                       IN FUND           OTHER
NAME, AGE OF DIRECTOR,                                 OCCUPATION(S)                     COMPLEX       DIRECTORSHIPS
     ADDRESS                                              DURING                       OVERSEEN BY        HELD BY
(YEARS OF SERVICE*)                                    PAST 5 YEARS                     DIRECTOR         DIRECTOR
--------------------------------------------------------------------------------------------------------------------
INTERESTED DIRECTOR

John D. Carifa, **, 57                  President, Chief Operating Officer and             114             None
1345 Avenue of the                      a Director of Alliance Capital Management
Americas                                Corporation ("ACMC"), with which he has
New York, NY 10105                      been associated since prior to 1998.
(15)

DISINTERESTED DIRECTORS

Ruth Block, #+, 72                      Formerly an Executive Vice President and           93              None
P.O. Box 4623                           Chief Insurance Officer of The Equitable
Stamford, CT 06903                      Life Assurance Society of the United States;
(13)                                    Chairman and Chief Executive Officer of
                                        Evlico. Formerly a Director of Avon, BP
                                        Amoco Corporation (oil and gas), Ecolab
                                        Incorporated (specialty chemicals),
                                        Tandem Financial Group and Donaldson
                                        Lufkin & Jenrette Securities
                                        Corporation.

David H. Dievler, #+, 73                Independent Consultant. Until December             98              None
P.O. Box 167                            1994, Senior Vice President of ACMC
Spring Lake, NJ 07762                   responsible for mutual fund administration.
(21)                                    Prior to joining ACMC in 1984, Chief
                                        Financial Officer of Eberstadt Asset
                                        Management since 1968. Prior to that,
                                        Senior Manager at Price Waterhouse & Co.
                                        Member of the American Institute of
                                        Certified Public Accountants since 1953.

John H. Dobkin, #+, 60                  Consultant. Formerly a Senior Advisor              94              None
P.O. Box 12                             from June 1999 - June 2000 and President
Annandale, NY 12504                     of Historic Hudson Valley (December
(10)                                    1989 - May 1999). Previously, Director of
                                        the National Academy of Design and
                                        during 1988-92, Director and Chairman of
                                        the Audit Committee of ACMC.

William H. Foulk, Jr., #+, 70           Investment Adviser and Independent                 110             None
2 Sound View Drive                      Consultant. Formerly Senior Manager
Suite 100                               of Barrett Associates, Inc., a registered
Greenwich, CT 06830                     investment adviser, with which he had been
(10)                                    associated since prior to 1998. Formerly
                                        Deputy Comptroller of the State of New
                                        York and, prior thereto, Chief
                                        Investment Officer of the New York Bank
                                        for Savings.


--------------------------------------------------------------------------------
                                               ALLIANCE MID-CAP GROWTH FUND o 33

----------------------
MANAGEMENT OF THE FUND
----------------------

                                                                                  PORTFOLIOS
                                                PRINCIPAL                           IN FUND              OTHER
NAME, AGE OF DIRECTOR,                        OCCUPATION(S)                         COMPLEX          DIRECTORSHIPS
     ADDRESS                                     DURING                           OVERSEEN BY           HELD BY
(YEARS OF SERVICE*)                           PAST 5 YEARS                         DIRECTOR            DIRECTOR
-------------------------------------------------------------------------------------------------------------------
DISINTERESTED DIRECTORS
(continued)

Clifford L. Michel, #+, 63        Senior Counsel of the law firm of Cahill            93              Placer Dome
15 St. Bernard's Road             Gordon & Reindel since February 2001                                Inc.
Gladstone, NJ 07934               and a partner of that firm for more than
(18)                              twenty-five years prior thereto. President
                                  and Chief Executive Officer and Director
                                  of Wenonah Development Company
                                  (investments) and a Director of Placer
                                  Dome Inc. (mining).

Donald J. Robinson, #+, 68        Senior Counsel of the law firm of Orrick,           92              None
98 Hell's Peak Road               Herrington & Sutcliffe since prior to 1998.
Weston, VT 05161                  Formerly a senior partner and a member
(6)                               of the Executive Committee of that firm.
                                  Formerly a member and Chairman of the
                                  Municipal Securities Rulemaking Board
                                  and a Trustee of the Museum of the City
                                  of New York.


*     There is no stated term of office for the Fund's Directors.

** Mr. Carifa is an "interested director", as defined in the 1940 Act, due to his position as President and Chief Operating Officer of ACMC, the Fund's investment adviser.

#     Member of the Audit Committee.

+     Member of the Nominating Committee.


--------------------------------------------------------------------------------
34 o ALLIANCE MID-CAP GROWTH FUND

                                                          ----------------------
                                                          MANAGEMENT OF THE FUND
                                                          ----------------------

Officer Information
Certain information concerning the Fund's Officers is listed below.

                                      Position(s)                                Principal Occupation
Name, Address* and Age               Held with Fund                               During Past 5 Years
------------------------------------------------------------------------------------------------------------------------------------
John D. Carifa, 57              Chairman and President        See biography above.

John L. Blundin, 61             Senior Vice President         Senior Vice President of Alliance Capital Management Corporation
                                                              ("ACMC")**, with which he has been associated since prior to 1998.

Thomas J. Bardong, 57           Vice President                Senior Vice President of ACMC**, with which he has been associated since prior to 1998.

Alan E. Levi, 53                Vice President                Senior Vice President of ACMC**, with which he has been associated since prior to 1998.

Catherine Wood, 47              Vice President                Senior Vice President of ACMC**, with which he has been associated since prior to 1998.

Edmund P. Bergan, Jr., 52       Secretary                     Senior Vice President and the General Counsel of Alliance Fund
                                                              Distributors, Inc. ("AFD")** and Alliance Global Investor Services,
                                                              Inc. ("AGIS")**, with which he has been associated since prior to
                                                              1998.

Mark D. Gersten, 52             Treasurer and Chief           Senior Vice President of AGIS**, with which he has been associated
                                Financial Officer             since prior to 1998.

Vincent S. Noto, 38             Controller                    Vice President of AGIS**, with which he has been associated since prior to 1998.

* The address for each of the Fund's Officers is 1345 Avenue of the Americas, New York, NY 10105.

**    ACMC, AFD and AGIS are affiliates of the Fund.

The Fund's Statement of Additional Information ("SAI") has additional information about the Fund's Directors and Officers and is available without charge upon request. Contact your financial representative or Alliance Capital at 800-227-4618 for a free prospectus or SAI.


--------------------------------------------------------------------------------
                                               ALLIANCE MID-CAP GROWTH FUND o 35

--------------------------------
ALLIANCE CAPITAL FAMILY OF FUNDS
--------------------------------

ALLIANCE CAPITAL FAMILY OF FUNDS

U.S. Stock Funds

Growth & Income Fund
Growth Fund
Health Care Fund
Mid-Cap Growth Fund*
Premier Growth Fund
Quasar Fund
Technology Fund

AllianceBernstein Value Funds

Disciplined Value Fund
Global Value Fund
International Value Fund
Real Estate Investment Fund
Small Cap Value Fund
Utility Income Fund
Value Fund

AllianceBernstein Blended Style Series

U.S. Large Cap Portfolio

Global & International Stock Funds

All-Asia Investment Fund
Global Small Cap Fund
Greater China '97 Fund
International Premier Growth Fund
New Europe Fund
Worldwide Privatization Fund

Select Investor Series

Biotechnology Portfolio
Premier Portfolio
Small Cap Growth Portfolio
Technology Portfolio

Taxable Bond Funds

Americas Government Income Trust**
Corporate Bond Portfolio
Emerging Market Debt Fund***
Global Strategic Income Trust
High Yield Fund
Multi-Market Strategy Trust
Quality Bond Portfolio
U.S. Government Portfolio

Tax-Exempt Bond Funds

National
Intermediate Diversified
Insured National
Arizona
California
Intermediate California
Insured California
Florida
Massachusetts
Michigan
Minnesota
New Jersey
New York
Intermediate New York
Ohio
Pennsylvania
Virginia

Asset Allocation Funds

Balanced Shares
Conservative Investors Fund
Growth Investors Fund

Closed-End Funds

All-Market Advantage Fund
ACM Income Fund
ACM Government Opportunity Fund
ACM Managed Dollar Income Fund
ACM Managed Income Fund
ACM Municipal Securities Income Fund
California Municipal Income Fund
National Municipal Income Fund
New York Municipal Income Fund
The Southern Africa Fund
The Spain Fund
World Dollar Government Fund
World Dollar Government Fund II

Alliance also offers AFD Exchange Reserves, which serves as the money market fund exchange vehicle for the Alliance mutual funds.

To obtain a prospectus for any Alliance Capital fund, call your investment professional, or call Alliance at (800) 227-4618.

* The Alliance Fund changed its name to Alliance Mid-Cap Growth Fund on February 1, 2002.

** Alliance North American Government Income Trust changed its name to Alliance Americas Government Income Trust on March 1, 2002.

*** Alliance Global Dollar Government Fund changed its name to Alliance Emerging Market Debt Fund on March 1, 2002.


--------------------------------------------------------------------------------
36 o ALLIANCE MID-CAP GROWTH FUND

Alliance Mid-Cap Growth Fund
1345 Avenue of the Americas
New York, NY 10105
(800) 221-5672

Alliance Capital [LOGO](R)
The Investment Professional's Choice

(R) These registered service marks used under license from the owner, Alliance Capital Management L.P.

ALLAR1102